Selected Quarterly Financial Data	12 Months Ended
Jun. 30, 2011
Selected Quarterly Financial Data
Selected Quarterly Financial Data

18. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following is selected quarterly financial data for fiscal 2011 and 2010. The sum of the quarters may not equal year-to-date due to rounding.

(in millions, except per common share amounts)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Fiscal 2011
Revenue	$24,437.5	$25,371.8	$26,071.4	$26,763.5
Gross margin	962.2	994.2	1,162.2	1,043.4
Distribution, selling, general and administrative expenses	581.5	606.7	669.5	670.2
Earnings from continuing operations	294.4	215.0	249.5	207.3
Earnings/(loss) from discontinued operations	0.4	0.4	(3.5)	(4.6)
Net earnings	294.8	215.4	246.0	202.7
Earnings from continuing operations per Common Share:
Basic	$0.84	$0.62	$0.72	$0.59
Diluted	0.84	0.61	0.71	0.58

(in millions, except per common share amounts)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter (1)
Fiscal 2010
Revenue	$24,780.7	$24,919.7	$24,342.8	$24,459.6
Gross margin	908.8	957.7	1,010.1	904.1
Distribution, selling, general and administrative expenses	583.3	602.6	625.9	585.8
Earnings/(loss) from continuing operations	(61.8)	230.2	224.8	193.8
Earnings/(loss) from discontinued operations	23.6	4.3	(2.4)	29.7
Net earnings/(loss)	(38.2)	234.5	222.4	223.5
Earnings/(loss) from continuing operations per Common Share:
Basic	$(0.17)	$0.64	$0.63	$0.54
Diluted	(0.17)	0.64	0.62	0.54

(1)	During the fourth quarter of fiscal 2010, we recorded an out-of-period increase in income tax expense of $14.7 million related to our state provision-to-return reconciliation (of which $5.1 million pertained to the first three quarters of fiscal 2010 and $9.6 million pertained to fiscal 2009). The amounts were not material individually or in the aggregate to current or prior periods.